                                                                    EXHIBIT 99.3

   /s/ Edward Herring                                       July 1, 2013
   -----------------------------------------        ----------------------------
   ** Signature of Reporting Person                             Date

   VG Holdings, LLC
   By: Edward Herring, Manager

   /s/ Peter Frank                                          July 1, 2013
   -----------------------------------------        ----------------------------
   ** Signature of Reporting Person                           Date

   VG Holdings, LLC
   By: Peter Frank, Manager

   /s/ William Neisel                                       July 1, 2013
   -----------------------------------------        ----------------------------
   ** Signature of Reporting Person                           Date

   Hicks, Muse, Tate & Furst Equity Fund
   III, L.P.
   By: HM3/GP Partners, L.P., its general
       partner
   By: Hicks, Muse GP Partners III, L.P.,
       its general partner
   By: Hicks, Muse Fund III Incorporated,
       its general partner
   By: William Neisel, Treasurer

   /s/ William Neisel                                       July 1, 2013
   -----------------------------------------        ----------------------------
   ** Signature of Reporting Person                           Date

   HM3 Coinvestors, L.P.
   By: Hicks, Muse GP Partners III, L.P.,
       its general partner
   By: Hicks, Muse Fund III Incorporated,
       its general partner
   By: William Neisel, Treasurer

   /s/ William Neisel                                       July 1, 2013
   -----------------------------------------        ----------------------------
   ** Signature of Reporting Person                           Date

   Hicks, Muse, PG-IV (1999), C.V.
   By: HM Equity Fund IV/GP Partners (1999),
       C.V., its general partner
   By: HM GP Partners IV Cayman, L.P., its
       general partner
   By: HM Fund IV Cayman, LLC, its general
       partner
   By: William Neisel, Treasurer

   /s/ William Neisel                                       July 1, 2013
   -----------------------------------------        ----------------------------
   ** Signature of Reporting Person                           Date

   Hicks, Muse Fund III Incorporated
   By: William Neisel, Treasurer

   /s/ William Neisel                                       July 1, 2013
   -----------------------------------------        ----------------------------
   ** Signature of Reporting Person                           Date

   HM Fund IV Cayman, LLC
   By: William Neisel, Treasurer

   /s/ John R. Muse                                         July 1, 2013
   -----------------------------------------        ----------------------------
   ** Signature of Reporting Person                           Date

   John R. Muse

   /s/ Andrew S. Rosen                                      July 1, 2013
   -----------------------------------------        ----------------------------
   ** Signature of Reporting Person                           Date

   Andrew S. Rosen